EXHIBIT 24


			       POWER OF ATTORNEY


	 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the Adjusted Stock Award Plan of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

	 IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.

					     /s/ Richard C. Adkerson
					     -----------------------
						 RICHARD C. ADKERSON



			       POWER OF ATTORNEY


	 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the Adjusted Stock Award Plan of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

	 IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.


					   /s/ John T. Eads
					   -----------------
					       JOHN T. EADS




			       POWER OF ATTORNEY


	 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the Adjusted Stock Award Plan of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

	 IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.


					 /s/ Robert W. Bruce III
					 -----------------------
					     ROBERT W. BRUCE III



			       POWER OF ATTORNEY


	 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the Adjusted Stock Award Plan of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

	 IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.


						   /s/ R. Leigh Clifford
						   ---------------------
						       R. LEIGH CLIFFORD




			       POWER OF ATTORNEY


	 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the Adjusted Stock Award Plan of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

	 IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.


						   /s/ Thomas B. Coleman
						  -----------------------
						       THOMAS B. COLEMAN



			       POWER OF ATTORNEY


	 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the Adjusted Stock Award Plan of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

	 IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.

						   /s/ Bobby E. Cooper
						  ---------------------
						       BOBBY E. COOPER



			       POWER OF ATTORNEY


	 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the Adjusted Stock Award Plan of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

	 IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.

					      /s/ William H. Cunningham
					      -------------------------
						  WILLIAM H. CUNNINGHAM



			       POWER OF ATTORNEY


	 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the Adjusted Stock Award Plan of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

	 IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.

						   /s/ Robert A. Day
						   ------------------
						       ROBERT A. DAY



			       POWER OF ATTORNEY


	 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the Adjusted Stock Award Plan of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

	 IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.

						   /s/ Leland O. Erdahl
						   --------------------
						       LELAND O. ERDAHL



			       POWER OF ATTORNEY


	 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the Adjusted Stock Award Plan of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

	 IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.


					      /s/ William B. Harrison, Jr.
					      ----------------------------
						  WILLIAM B. HARRISON, JR.



			       POWER OF ATTORNEY


	 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the Adjusted Stock Award Plan of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

	 IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.

						   /s/ Henry A. Kissinger
						   -----------------------
						       HENRY A. KISSINGER



			       POWER OF ATTORNEY


	 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the Adjusted Stock Award Plan of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

	 IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.

						   /s/ Bobby Lee Lackey
						   ---------------------
						       BOBBY LEE LACKEY



			       POWER OF ATTORNEY


	 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the Adjusted Stock Award Plan of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

	 IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.

					      /s/ Rene L. Latiolais
					      ---------------------
						  RENE L. LATIOLAIS



			       POWER OF ATTORNEY


	 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the Adjusted Stock Award Plan of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

	 IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.

						   /s/ Gabrielle K. McDonald
						   -------------------------
						       GABRIELLE K. MCDONALD



			       POWER OF ATTORNEY


	 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the Adjusted Stock Award Plan of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

	 IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.

						   /s/ George A. Mealey
						   --------------------
						       GEORGE A. MEALEY



			       POWER OF ATTORNEY


	 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the Adjusted Stock Award Plan of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

	 IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.

						   /s/ George Putnam
						   -----------------
						       GEORGE PUTNAM



			       POWER OF ATTORNEY


	 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the Adjusted Stock Award Plan of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

	 IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.

						   /s/ B. M. Rankin, Jr.
						   ---------------------
						       B. M. RANKIN, JR.



			       POWER OF ATTORNEY


	 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the Adjusted Stock Award Plan of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

	 IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.

						   /s/ Wolfgang F. Siegel
						   ----------------------
						       WOLFGANG F. SIEGEL



			       POWER OF ATTORNEY


	 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the Adjusted Stock Award Plan of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

	 IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.

						   /s/ Eiji Umene
						   --------------
						       EIJI UMENE



			       POWER OF ATTORNEY


	 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the Adjusted Stock Award Plan of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

	 IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.

						   /s/ J. Taylor Wharton
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						       J. TAYLOR WHARTON



			       POWER OF ATTORNEY


	 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the Adjusted Stock Award Plan of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

	 IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.

						    /s/ Ward W. Woods, Jr.
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						       WARD W. WOODS, JR.